

IMPAX™ LABORATORIES, INC.

IPXL NASDAQ LISTED

J.P. Morgan Healthcare Conference

January 14, 2014

Agenda



- Impax Overview
- Our Growth Strategy
- Quality and Operations
- Generic Business
- Branded Business
- 2014 Financial Outlook

Forward-Looking Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

To the extent any statements made in this presentation contain information that is not historical; these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company's future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: the effect of current economic conditions on the Company's industry, business, financial position, and results of operations; fluctuations in revenues and operating income; the Company's ability to promptly correct the issues raised in the warning letter and Form 483 observations received from the FDA; the Company's ability to successfully develop and commercialize pharmaceutical products in a timely manner; reductions or loss of business with any significant customer; the impact of consolidation of the Company's customer base; the impact of competition; the Company's ability to sustain profitability and positive cash flows; any delays or unanticipated expenses in connection with the operation of the Company's Taiwan facility; the effect of foreign economic, political, legal, and other risks on the Company's operations abroad; the uncertainty of patent litigation; the increased government scrutiny on the Company's agreements with brand pharmaceutical companies; consumer acceptance and demand for new pharmaceutical products; the impact of market perceptions of the Company and the safety and quality of the Company's products; the difficulty of predicting FDA filings and approvals; the Company's ability to achieve returns on its investments in research and development activities; the Company's inexperience in conducting clinical trials and submitting new drug applications; the Company's ability to successfully conduct clinical trials; the Company's reliance on third parties to conduct clinical trials and testing; impact of illegal distribution and sale by third parties of counterfeits or stolen products; the availability of raw materials and impact of interruptions in the Company's supply chain; the use of controlled substances in the Company's products; disruptions or failures in the Company's information technology systems and network infrastructure; the Company's reliance on alliance and collaboration agreements; the Company's dependence on certain employees; the Company's ability to comply with legal and regulatory requirements governing the healthcare industry; the regulatory environment; the Company's ability to protect its intellectual property; exposure to product liability claims; changes in tax regulations; the Company's ability to manage growth, including through potential acquisitions; the restrictions imposed by the Company's credit facility; uncertainties involved in the preparation of the Company's financial statements; the Company's ability to maintain an effective system of internal control over financial reporting; the effect of terrorist attacks on the Company's business; the location of the Company's manufacturing and research and development facilities near earthquake fault lines and other risks described in the Company's periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

Note: All product sales data included herein are derived from data published by IMS for the 12 months ended November 2013.

Leveraging Our Dual Business Model


Generic
Brand
IMPAX
LABORATORIES, INC.
Shared
Services

Investments Drove Revenue Growth…

Created Significant Resources to Fund Business Development and M&A



27% 6-Year CAGR
$135
$274
$210
$358
$683
$513
$573
2006
2007
2008
2009
2010
2011
2012

$ millions

Annual revenues as reported (GAAP) except:
2010 which excludes $196MM due to a change in revenue recognition under the Teva Agreement.
2012 which excludes $9MM due to a change in revenue recognition under an OTC Partner Agreement.

…And High Margin Opportunities

Continuing to Target High Value Generic Products and Building a Brand Pipeline

Last Twelve Months Adjusted Results as of September 2013



Gross Margin
67%
59%
58%
55%
53%
50%
48%
47%
ENDP
IPXL
TEVA
AKRX
RDY
MYL
ACT
MNK



R&D as a % of Sales
13%
8%
8%
8%
7%
7%
7%
4%
IPXL
RDY
MYL
MNK
TEVA
AKRX
ACT
ENDP

Source: Company quarterly earnings release.

Strategy to Create Long Term Growth

REVENUE GROWTH OPPORTUNITIES



Internal High Value R&D Opportunities
M&A
Supported by Financial Resources and Strong Balance Sheet
External High Value R&D Through Partnerships
Business Development

Business Development/M&A Objectives

Generics specific

- High value Solid Oral Dose or Alternative Dosage Form product opportunities
- Companies with R&D capability (US or ex-US)

Brand specific

- Products for neurologists or psychiatrists
- Neurology or psychiatry focused pipeline product(s) with near-term launch
- Orphan drugs, CNS preferred

Corporate

- Existing/future US sales opportunities
- Near-term growth potential
- Near-term accretive
- Tax efficiencies
- Manageable execution risk

A Strategic Approach to Operations


Quality
IT/Finance
Compliance
Alignment to Maximize Productivity and Efficiencies
Sales
Manufacturing
R&D

Generic Business



Unique Targeted ANDAs

First-to-File/First-to-Market

Sustainable Products

Strategic Partnerships/M&A

2013 Generic Product Launches

January

Oxymorphone Hydrochloride ER tablets (*First-to-File*)



May

Authorized generic Zomig® tablets


Zolmitriptan Tablets
Zolmitriptan Tablets

Authorized generic Zomig® Orally Disintegrating Tablets



July

Authorized generic Trilipix® Delayed Release Capsules



November

Solaraze® Gel 3% (*First-to-File*)


Diclofenac Sodium Gel

Diversifying Currently Marketed Portfolio

47 Currently Marketed Products


Alternative Dosage Form 21%
10
13
Controlled-Release Solid Oral 28%
24
Other Solid Oral 51%











Note: Data as of December 2013.

Diversifying Generic Product Pipeline

77 Future Opportunities Pending at FDA or Under Development

$26B Current U.S. Brand/Generic Sales


41
36
4
23
14
14
14
8
Pending at FDA
Under Development

18 Total ADF
23% of Pipeline

37 Total C-R SOD
48% of Pipeline

22 Total Other SOD
29% of Pipeline

Note: Date as of December 2013. All product sales data included herein are derived from data published by IMS for the 12 months ended November 2013.

Brand Business



Creating CNS Products

RYTARY™ Pending NDA Approval

Commercializing Zomig® in US

Strategic Partnerships/M&A

RYTARY™ (IPX066):

Carbidopa and Levodopa Extended-Release Capsule for the Symptomatic Treatment of Parkinson's Disease

Jan. 21 2013[(a)]	2014
PDUFA Date - Received Complete Response Letter	Targeting NDA resubmission pending FDA confirmation that Hayward inspection deficiencies are resolved

More than one million people diagnosed in the U.S., with 50,000-60,000 new cases each year

(a) On Jan. 21, 2013, the Company announced the receipt of a complete response letter from the FDA indicating that the FDA required a satisfactory re-inspection of the Company's Hayward manufacturing facility before the RYTARY™ NDA may be approved. On March 4, 2013, the Company announced the receipt of a Form 483 following an inspection of Hayward that may hold up approval of RYTARY™, as analytical method validation and a portion of the stability data were generated at the Hayward facility.

Source: National Parkinson's Foundation. Parkinson's Disease Overview

IMPAX LABORATORIES, INC.

Continuing Our Commercial Success

Building relationships with neurologists since July 2006
- Began commercializing Zomig® in April 2012
  - Tablet and ZMT patents expired May 2013
- Continuing commercialization of Zomig® Nasal Spray
  - Nasal Spray patent expires May 2021



Zomig Nasal Spray
ZOLMITRIPTAN
Zomig-ZMT
ZOLMITRIPTAN
Zomig tablets
5 mg

Nasal Triptan Category Share, National



80%
70%
60%
50%
40%
30%
20%
10%
0%
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13

Since Impax Promotion April '12 to Nov '13

Sumatriptan -8% decrease

Zomig® +23% increase

Imitrex® +8% increase

Source: IMS NPA

Building a Branded Product Pipeline

PROJECT	INDICATION	PHASE I or POC	PHASE II	PHASE III	REGISTRATION	APPROVED
Zomig®	Migraine	Zolmitriptan				
RYTARY™ /IPX066(a)	Parkinson's Disease	Carbidopa-Levodopa (CD-LD)				
ELADUR®/ IPX239	Postherpetic Neuralgia (PHN)	Bupivacaine				
IPX…	Several Early Stage Projects					

(a) On Jan. 21, 2013, the Company announced the receipt of a complete response letter from the FDA indicating that the FDA required a satisfactory re-inspection of the Company's Hayward manufacturing facility before the RYTARY NDA may be approved. On March 4, 2013, the Company announced the receipt of a Form 483 following an inspection of Hayward that may hold up approval of RYTARY™, as analytical method validation and a portion of the stability data were generated at the Hayward facility.

ELADUR® - Bupivacaine Patch for PHN

ELADUR®: In-licensed from DURECT Corporation



- Postherpetic neuralgia (PHN) fits within specialty CNS strategy
- Orphan drug designation – 7 year orphan exclusivity
- Impax will control and fund development program

Targeted Product Profile

- Potential duration of up to 3 days
- Potentially low incidence of breakthrough pain over the course of therapy
- Potentially deep tissue penetration of bupivacaine

Financial Terms

- Upfront fee - $2 million
- Development/commercialization milestones - $61 million
- Tiered royalty - mid single digits to low double digit percentage on product sales



2014 Financial Outlook

2014 Objectives

- Complete implementation of a best in class "Quality Improvement Program" in line with our "Quality First Culture"
- RYTARY™
  - NDA resubmission
  - File European "Market Authorization Application" by 2H 2014
  - Out-license ex-US
- Successfully commercialize potential new generic product launches[a]
- Continue to grow internal pipelines
  - Generic - submit new ANDAs
  - Brand - further development of existing products

(a) Majority of potential generic product launches will likely require resolution of Warning Letter in Hayward.
Note: As of January 14, 2014. Contains forward looking statements; actual results may vary materially.

2014 Financial Outlook

	Forecast Range
Adjusted gross margin[(1)]	Low 50% range
Expenses	($ in millions)
Total research and development (R&D)	$82 to $88
Generic R&D	$46 to $49
Brand R&D	$36 to $39
Patent litigation	$11 to $13
Selling, general and administrative	$115 to $120
Other items	($ in millions)
Tax rate[(2)]	32% to 34%
Capital expenditures	$40 to $45

Note: As of January 14, 2014. Contains forward looking statements; actual results may vary materially. Existing business only. No projected business development or M&A initiatives included in forecast.

(1) Excludes preliminary projections for Hayward facility remediation costs.

(2) Assumes the U.S. R&D tax credit is renewed for 2014 – credit expired December 31, 2013..

Positioned for Future Growth

Targeting Sustainable Generic and Specialized Brand Markets	▪ Generic pipeline targeting $26B U.S. sales ▪ Brand pipeline focused on Central Nervous System (CNS) ▪ Solid platform on which to build long-term growth
Established Core Competencies	▪ Track record of complex formulation development and manufacturing ▪ Established drug delivery capabilities ▪ Hatch-Waxman expertise and Paragraph IV successes
Strong and Flexible Financial Profile	▪ Diversifying and enhancing Generic business product mix ▪ Building a Branded business pipeline ▪ Financial resources and strong balance sheet to support growth

Note: All brand/generic product sales data included herein are derived from data published by IMS for the 12 months ended November 2013.